As filed with the Securities and Exchange Commission
                      on December 23, 1996

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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                       --------------------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                        (Amendment No. 11)

                        Loctite Corporation
                       (Name of the Issuer)
                        HC Investments, Inc.
                            Henkel KGaA
                        Loctite Corporation
                (Name of Persons Filing Statement)

                       --------------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)

                       --------------------

          Dr. Karl Gruter                 Eugene F. Miller, Esq.
            Henkel KGaA                    Loctite Corporation
         Henkelstrasse 67                 10 Columbus Boulevard
        D-40191 Dusseldorf             Hartford, Connecticut 06106
              Germany                         (860) 520-5000
          49-211-797-2137


           (Name, Address and Telephone Number of Person
          Authorized to Receive Notices and Communications
              on Behalf of Persons Filing Statement)

                      --------------------

                          With copies to:

      William A. Groll, Esq.               Stuart Z. Katz, Esq.
Cleary, Gottlieb, Steen & Hamilton     Fried, Frank, Harris, Shriver
         One Liberty Plaza                      & Jacobson
     New York, New York 10006               One New York Plaza
          (212) 225-2000                 New York, New York 10004
                                              (212) 859-8000


    This statement is filed in connection with (check the appropriate box):

    a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. ( ) The filing of a registration statement under the Securities Act of 1933.
    c. (x) A tender offer.
    d. ( ) None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. ( )


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      HC Investments, Inc., Henkel KGaA and Loctite Corporation
hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, as amended, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 11. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

      The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.






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                     Cross-Reference Sheet to
                          Schedule 14D-1

Item and Caption of Schedule 13E-3                 Item of Schedule 14D-1
----------------------------------                 ----------------------

   4.  Terms of the Transaction                              *

  17.  Material to be Filed as Exhibits.                    11


*  Not Applicable



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ITEM 4.  TERMS OF THE TRANSACTION.

Item 4(a) of the Statement is hereby amended and supplemented by adding thereto the following:

      On December 23, 1996, Parent issued a press release, a copy of which is included as exhibit (g)(13) hereto and the information contained therein is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(g)(13)    Press Release dated December 23, 1996.




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                             SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: December 23, 1996

                             HC INVESTMENTS, INC.



                             by /s/ Ernest G. Szoke
                               --------------------------
                               Name: Ernest G. Szoke
                               Title: Secretary



                             HENKEL KGaA



                             by /s/ Lothar Steinebach
                               --------------------------
                               Name: Lothar Steinebach
                               Title: Vice President

                             by /s/ Petra Hammerlein
                               --------------------------
                               Name: Petra Hammerlein
                               Title: Senior Counsel


                             LOCTITE CORPORATION



                             by /s/ David Freeman
                               --------------------------
                               Name: David Freeman
                               Title: Chairman and Chief
                                      Executive Officer

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME

(g)(13) Press Release dated December 23, 1996 (previously filed as exhibit (g)(13) to the Schedule 14D-1 and incorporated herein by reference).






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